UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event report): December 3, 2011

ROOMSTORE, INC.

(Exact name of registrant as specified in its charter)

Virginia	000-54019	54-1832498
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer ID #)

12501 Patterson Avenue

Richmond, Virginia 23238

(Address of principal executive offices)

(804) 784-7600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if change since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Effective December 3, 2011, Mr. Steven Gidumal was elected to the office of Chairman of the Board of Directors. Mr. Gidumal has been serving as a member of the board since April 8, 2011. Mr. Gidumal will continue to serve as Chairman of the Audit Committee, and as a member of the Corporate Governance and Compensation Committees.

Mr. Gidumal is the president of Virtus Capital, L.P., a private investment company based in Orlando, Florida. Virtus Capital currently owns 4.99% of the common stock of RoomStore.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RoomStore, Inc.

December 5, 2011	By:	/s/ Lewis M. Brubaker
	Name:	Lewis M. Brubaker
	Title:	Senior VP and CFO